UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (earliest event reported): April 30, 2009

EMRISE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10346	77-0226211
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	file number)	Identification No.)

9485 Haven Avenue, Suite 100

Rancho Cucamonga, California 91730

(Address of principal executive offices) (Zip code)

(909) 987-9220

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 4.01               Changes In Registrant’s Certifying Accountant.

Effective April 30, 2009, EMRISE Corporation (“Company”) dismissed Hein & Associates LLP (“Hein”), the independent registered public accounting firm that was engaged as the principal accountant to audit the Company’s consolidated financial statements.  Effective the same date, the Company engaged BDO Seidman, LLP (“BDO”), an independent registered public accounting firm, as the principal accountant to audit the Company’s consolidated financial statements.  The decision to change the independent registered public accounting firm was approved by the Company’s audit committee.  The reason for the change was to allow the Company to engage an audit firm with a larger international network and one that has an office closer to the Company’s now largest U.S. subsidiary, Advanced Control Components, Inc.  The Company believes that BDO will provide a more cost effective and synergistic audit solution.  In addition, the Company believes that BDO has adequate resources and experience to provide the Company with the global auditing and tax services it requires.

Hein’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2008 and December 31, 2007 did not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through April 30, 2009, there were no disagreements between the Company and Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Hein, would have caused Hein to make reference to the matter in connection with its reports on the Company’s financial statements.  During the two fiscal years ended December 31, 2008 and 2007 and the subsequent interim period through April 30, 2009, there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended (“Regulation S-K”).

The Company has not consulted with BDO during the fiscal years ended December 31, 2008 and December 31, 2007 and the subsequent interim period through April 30, 2009 regarding either:

1.             The application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report was provided to BDO nor oral advice was provided that BDO concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

2.             Any matter that was either subject of disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instruction to Item 304 of Regulation S-K, or a reportable event, as that term is explained in Item 304(a)(1)(v) of Regulation
S-K.

Pursuant to Item 304(a)(3) of Regulation S-K, the Company has requested that Hein furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements as they relate to Hein.  A copy of this letter, dated May 5, 2009, is included as Exhibit 16.1 to this report.

Item 9.01               Financial Statements and Exhibits.

(d)                                 Exhibits:

Exhibit No.	Description

16.1	Letter on Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMRISE CORPORATION

Dated: May 5, 2009	By:	/s/ D. JOHN DONOVAN
D. John Donovan, Vice President of Finance and Administration (principal financial officer)

INDEX TO EXHIBITS ATTACHED TO THIS REPORT

Exhibit No.	Description

16.1	Letter on Change in Certifying Accountant